TCW FUNDS, INC.

Supplement Dated September 1, 2007 to

Prospectus Dated February 28, 2007

Under the section titled “TCW Asia Pacific Equities Fund” at page 12, Winson Fong is deleted as a portfolio manager and Masataka Akimoto is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 31, Winson Fong is deleted as a portfolio manager and the following individual is added:

Masataka Akimoto	Senior Portfolio Manager—Pacific Rim, SGAM Singapore since October 2005. Previously Mr. Akimoto was a member of the Investment Management Department with Meiji Yasuda Life Insurance Company.

Under the section titled “Buying Shares”, the fourth sentence of the first full paragraph at page 35 is deleted and the following is substituted:

The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashier’s checks in amounts less than $10,000 or credit card checks.

September 1, 2007

TCW IIP 2/2007